SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-BRAD RAGAN

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 6/30/97            2,700            23.4000
                                 6/30/97              900            20.5500
                                 6/30/97            5,000            22.4736
                                 6/27/97            2,400            20.5500
               THE GABELLI SMALL CAP GROWTH FUND
                                 6/30/97            1,100            22.4736
                                 6/30/97              700            23.4000
                                 6/30/97              200            20.5500
                                 5/27/97            2,000            23.8000
               THE GABELLI CAPITAL ASSET FUND
                                 6/30/97            1,600            23.4000
                                 6/30/97              500            20.5500
                                 6/30/97            2,900            22.4736
          GAMCO INVESTORS, INC.
                                 6/30/97           15,400            21.8542
                                 6/27/97            4,000            20.4444
          GAMCO INVESTORS, INC.
                                 6/30/97            5,000            21.8542
                                 6/27/97            3,000            20.0000
                                 6/27/97           14,000            20.4444
                                 6/27/97            2,000-           20.3750
                                 6/27/97                               *DO
                                 6/27/97            2,000            20.3750
                                 6/26/97            2,000            21.0000
                                 6/26/97            6,000            20.1667
                                 6/24/97            2,000-             *DO
                                 6/17/97            1,000            22.7500
                                 6/11/97            1,000            23.0000
                                 5/29/97            3,000            23.5000


(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE AMERICAN STOCK EXCHANGE.

(2) PRICE EXCLUDES COMMISSION.

(*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.


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